LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN U.S. EQUITY FUND

January 15, 1998

Dear Shareholder:

Your Fund has changed its name. The JPM Pierpont U.S. Equity Fund is now the J.P. Morgan U.S. Equity Fund. When J.P. Morgan began advising mutual funds over 15 years ago, regulatory restrictions prevented us from using our name in the title of any mutual fund, which led to the JPM acronym and the use of the name Pierpont, the middle name of J.P. Morgan, our founder. With the evolution of today's financial marketplace, we are now able to proudly include the full J.P. Morgan name in the title of your Fund.

The six months ended November 30, 1997 saw extreme volatility in the world's equity markets, which finally impacted the U.S. stock market in late October. In this environment of numerous fallouts, fueled by sympathetic selling and a "flight to quality," the J.P. Morgan U.S. Equity Fund was unable to beat its benchmark, the S&P 500 Index; the Fund returned 10.89% for the period, against the Index's 13.58%.

While the Index has been a difficult benchmark to beat over the last five years, shareholders should know that the Fund outperformed its competitors (as measured by the Lipper Equity Growth and Income Fund Average), on a one-, three-, five-, and ten-year basis ending November 30, 1997.

The Fund's net asset value decreased slightly from $24.63 per share to $24.60 at the close of the six-month period, after making distributions during the year of $1.78 from long-term capital gains, $0.82 from short-term capital gains, and $0.08 from ordinary income. In addition, the Fund's net assets advanced from $362.6 million on May 31, 1997 to $399.5 million at the end of the period under review. The net assets of The U.S. Equity Portfolio, in which the Fund invests, totaled approximately $912.3 million at November 30, 1997.

The report that follows includes a portfolio manager Q&A with William B. Petersen, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding financial markets with you. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

-------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . 1   FUND FACTS AND HIGHLIGHTS . . . . . . 6

FUND PERFORMANCE . . . . . . . . . 2   SPECIAL FUND-BASED SERVICES . . . . . 7

PORTFOLIO MANAGER Q&A  . . . . . . 3   FINANCIAL STATEMENTS. . . . . . . . .10
-------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change in a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE

                                                 TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                 -----------------------     ---------------------------------------
                                                 THREE          SIX            ONE        THREE     FIVE      TEN
AS OF NOVEMBER 30, 1997                          MONTHS         MONTHS         YEAR       YEARS     YEARS     YEARS
------------------------------------------------------------------------     ----------------------------------------
J.P. Morgan U.S. Equity Fund                       2.59%         10.89%         24.31%     27.01%    17.91%    18.05%
S&P 500                                           6.67%         13.58%         28.51%     31.05%    20.15%    18.72%
Lipper Equity Growth and
  Income Fund Average                             4.12%         12.16%         23.50%     26.19%    17.43%    16.24%


AS OF SEPTEMBER 30, 1997
------------------------------------------------------------------------     ---------------------------------------
J.P.Morgan U.S. Equity Fund                       9.53%         25.56%         39.36%     26.13%    19.55%    14.85%
S&P 500                                           7.49%         26.26%         40.45%     29.92%    20.77%    14.75%
Lipper Equity Growth and
  Income Fund Average                             9.04%         24.59%         35.76%     25.46%    18.66%    13.17%




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with WILLIAM B. PETERSEN, who is a member of the portfolio management team for The U.S. Equity Portfolio in which the Fund invests. Bill originally joined Morgan in 1972 as a research analyst and joined the firm's portfolio management team in 1977. This interview was conducted on January 8, 1998 and reflects Bill's views on that date.

IN THE LAST SIX MONTHS, WE'VE SEEN EXTREME VOLATILITY IN THE WORLD'S EQUITY MARKETS. CAN YOU COMMENT ON THE SITUATION IN SOUTHEAST ASIA, WHICH DROVE THAT VOLATILITY?

WBP: The Southeast (SE) Asian crisis* really had two phases. The first came in July, when we saw the severe devaluations of the Thailand and Malaysian currencies. These devaluations reflected the severe economic problems within these countries that were beginning to come to light. Once the Thai Baht and Malaysian Ringgit drastically devalued, their equity markets followed suit. Those were the first that fell. At that time, global equity prices were not yet effected, and the U.S. market was not impacted. What has happened since then, however, is that the crisis in those countries then rolled through other SEA sian countries, moving to Indonesia, the Philippines, and Taiwan. But even as late as September, the crisis remained contained to the SE Asian region; we believe investors took solace from the fact that these economies were small, comprising a very small portion of the world's total GDP. We also believed then that the crisis would be contained within the region, having little impact on the rest of the world.

But then came October, and the rest of the world reacted. When the Hong Kong dollar was tested, the world took notice. That seemed to be the catalyst for investors to scrutinize the world's equity markets, and reprice downward where it was perceived that greater risk actually existed. As a result, October saw a "repricing of risk," and it was at that time that the U.S. market was impacted. While some of the selling was justified and based on investors' understanding that the fundamentals behind the prices were weaker than originally perceived, other selling was more "sympathetic," and occurred despite strong fundamentals.

HOW WAS THE U.S. EQUITY MARKET IMPACTED BY SE ASIA'S EVENTS?

WBP: What we've seen inside the U.S. market is there has recently been a move back to security, or a "flight to quality". The U.S. "nifty fifty" stocks, which are the largest 50 stocks in the S&P 500 by market capitalization, had outperformed dramatically since 1995. In the summer of 1997, however, we began to see a reversal of that trend; the "nifty fifty" stocks started to underperform. These stocks were very highly

* FOR A MORE DETAILED EXPLANATION OF THE SOUTHEAST ASIAN "CRISIS," PLEASE CALL 1-800-521-5411 TO OBTAIN A COPY OF J.P. MORGAN INVESTMENT'S MOST RECENT PUBLICATION OF "INVESTMENT INSIGHTS."

overvalued and we believe as investors began to realize this, the nifty-fifty tide began to turn. However, when the Asian crisis unfolded, investors reverted back to the security of these large-cap companies. As a result, we have seen some dramatic outperformance from the nifty fifty again -- in October and November -- which finished up the six-month fiscal period for this Fund.

So clearly, there has been the "flight to quality" effect in the U.S. Also, the stock prices of companies that have direct ties with SE Asia are being impacted. Companies, such as NIKE, which do a lot of business directly in those markets are naturally being negatively impacted. Many of the technology stocks that have been disappointing in the last several months, have also attributed the crisis in SE Asia for their problems.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD, GIVEN THE RESULTING FLIGHT TO QUALITY?

WBP: Unfortunately, in the last six months the Fund underperformed its benchmark (the S&P 500). When you look at the S&P 500, it has been a very difficult benchmark to beat the last couple of years, partly due to the large-cap preference I mentioned earlier. Investors had been putting a lot of their assets in large-cap stocks since 1995, which has been driving valuations higher than we believe are warranted. In fact, in 1997 only 11% of active equity mutual funds beat the Vanguard Index Fund. This is historically an extremely low number; the lowest number of this decade. So really, since 1995, it has been difficult for equity managers to compete with the S&P 500.

However, performance goes in cycles. We think the last few years presented one of those cycles where the S&P 500 and its large-cap stocks performed well. But when we look at valuations now and think what is likely to happen next, we believe we will move into a phase of the cycle where active equity managers once again outperform. It has clearly taken a little bit longer than we thought, but everything points in that direction.

Having said all that, we have a portfolio of approximately 75 to 85 stocks; within that, there will always be a few that will detract from performance. CABLETRON, for instance, is a company that was not only negatively impacted by SE Asia, but that also missed an important product cycle -- this had a very negative impact on its stock price. We were holders of Cabletron, which hurt the Fund's performance for the period.

WASTE MANAGEMENT is another company that is in the midst of turmoil. The company is in the process of a restructuring, and management is in transition. The previous management stayed only a few months and the CEO quit, causing a crisis in confidence which dramatically hurt the stock. In fact, its price went down by about 40%. Waste Management was another holding which negatively impacted the Fund's returns.

On the positive side, however, our investment in cable stocks -- which we ramped up significantly during the year -- has recently paid off. Previously, going into 1997, cable stocks had languished for about three years. During that period, regulators reduced basic rates, and Direct Broadcast Satellite competition increased vigorously. Though the cable industry retaliated by embarking on an extremely ambitious capital investment program, it left many of these companies' cash flows in negative territory.

But good news was on the horizon. In April 1997, industry bellweather, TELECOMMUNICATIONS, INC. (TCI), outlined an aggressive plan to restructure. In May, the ECHOSTAR/NEWSCORP deal collapsed, diffusing a major competitive threat to cable companies. In June, MICROSOFT's $1 billion investment in COMCAST symbolically anointed cable's broadband network as the high-speed data conduit of choice. And finally, in September, SBC joined an expanding list of telephone companies throwing in the towel on video plans. All of this -- along with many signs that the large infrastructure investments of its past were successfully paying off -- fueled the dramatic reversal and outperformance of many stocks in the cable industry. Specifically, TCI, TCI VENTURES, and TIME WARNER were among the stocks that have recently done very well, and that has enhanced the Fund's performance.

LOOKING FORWARD, HOW WILL THE PORTFOLIO BE INVESTED AS WE MOVE INTO 1998?

WBP: We plan to keep the Portfolio fully invested and relatively sector neutral, which we think is a good thing going forward, given our belief that market volatility will continue. And we'll just continue to do what we believe we do best: uncover stock opportunities within market sectors which appear to be undervalued based on our research. If I had to generalize those opportunities, I would say they are companies that have smaller market capitalizations than the Index (the S&P 500).

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Equity Fund seeks to provide a high total return from a portfolio of selected equity securities. It is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
6/27/85

------------------------------------------------------------------------------
NET ASSETS AS OF 11/30/97
$399,479,979

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/24/97

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE
12/24/97

EXPENSE RATIO
The Fund's current annualized expense ratio of 0.79% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

       CONSUMER GOODS & SERVICES        23.4%
       FINANCE                          16.5%
       TECHNOLOGY                       16.1%
       HEALTH CARE                      12.2%
       UTILITIES                         9.6%
       ENERGY                            8.1%
       INDUSTRIAL PRODUCTS & SERVICES    7.8%
       BASIC INDUSTRIES                  5.1%
       TRANSPORTATION                    1.2%

                                          % OF TOTAL
LARGEST EQUITY HOLDINGS                   INVESTMENTS
--------------------------------------------------------
WARNER-LAMBERT CO. (HEALTH CARE)              2.8%

TOSCO CORP. (ENERGY)                          2.6%

PROCTER & GAMBLE CO.                          2.6%
    (CONSUMER GOODS & SERVICES)

FIRST UNION CORP. (FINANCE)                   2.5%

TOYS 'R' US, INC.                             2.1%
    (CONSUMER GOODS & SERVICES)

EMC CORP./MASS. (TECHNOLOGY)                  2.1%

RALSTON-RALSTON PURINA GROUP                  2.0%
    (CONSUMER GOODS & SERVICES)

EXXON CORP. (ENERGY)                          2.0%

GENERAL MILLS, INC.                           2.0%
    (CONSUMER GOODS & SERVICES)

UNITED HEALTHCARE CORP. (HEALTH CARE)         2.0%

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

- make investments through the J.P. Morgan Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in the J.P. Morgan Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, J.P. Morgan Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH

Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The J.P. Morgan Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUNDS AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees and assume the reinvestment of fund distributions. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Equity Portfolio
  ("Portfolio"), at value                          $399,517,240
Receivable for Shares of Beneficial Interest Sold        50,385
Prepaid Trustees' Fees                                    1,827
Prepaid Expenses and Other Assets                        39,581
                                                   ------------
    Total Assets                                    399,609,033
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        81,535
Administrative Services Fee Payable                       9,851
Administration Fee Payable                                2,043
Payable for Shares of Beneficial Interest
  Redeemed                                                1,738
Fund Services Fee Payable                                   534
Accrued Expenses                                         33,353
                                                   ------------
    Total Liabilities                                   129,054
                                                   ------------
NET ASSETS
Applicable to 16,236,082 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $399,479,979
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $24.60
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $290,137,454
Undistributed Net Investment Income                   1,364,225
Accumulated Net Realized Gain on Investment          39,181,767
Net Unrealized Appreciation of Investment            68,796,533
                                                   ------------
    Net Assets                                     $399,479,979
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $13,207)                                 $ 2,668,148
Allocated Interest Income                                         262,220
Allocated Portfolio Expenses                                     (930,762)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                 1,999,606
FUND EXPENSES
Shareholder Servicing Fee                          $498,790
Administrative Services Fee                          60,728
Transfer Agent Fees                                  34,318
Registration Fees                                     8,524
Fund Services Fee                                     7,421
Professional Fees                                     6,839
Administration Fee                                    5,662
Trustees' Fees and Expenses                           3,059
Printing Expenses                                     2,837
Insurance Expense                                       631
Miscellaneous                                         6,744
                                                   --------
    Total Fund Expenses                                           635,553
                                                              -----------
NET INVESTMENT INCOME                                           1,364,053
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                    40,446,383
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          (1,900,483)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $39,909,953
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED      FOR THE FISCAL
                                                   NOVEMBER 30, 1997     YEAR ENDED
                                                      (UNAUDITED)       MAY 31, 1997
                                                   -----------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      1,364,053    $    3,812,324
Net Realized Gain on Investment Allocated from
  Portfolio                                              40,446,383        50,364,233
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                              (1,900,483)       22,399,004
                                                   -----------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                         39,909,953        76,575,561
                                                   -----------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (1,268,818)       (5,464,295)
Net Realized Gain                                       (39,060,638)      (31,902,751)
                                                   -----------------   --------------
    Total Distributions to Shareholders                 (40,329,456)      (37,367,046)
                                                   -----------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         37,950,086        59,295,449
Reinvestment of Dividends and Distributions              37,675,771        34,833,436
Cost of Shares of Beneficial Interest Redeemed          (38,329,231)     (100,748,222)
                                                   -----------------   --------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                      37,296,626        (6,619,337)
                                                   -----------------   --------------
    Total Increase in Net Assets                         36,877,123        32,589,178
NET ASSETS
Beginning of Period                                     362,602,856       330,013,678
                                                   -----------------   --------------
End of Period (including undistributed net
  investment income of $1,364,225 and $1,268,990,
  respectively)                                    $    399,479,979    $  362,602,856
                                                   -----------------   --------------
                                                   -----------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                      FOR THE SIX
                                                     MONTHS ENDED               FOR THE FISCAL YEAR ENDED MAY 31,
                                                   NOVEMBER 30, 1997   ----------------------------------------------------
                                                      (UNAUDITED)        1997       1996       1995       1994       1993
                                                   -----------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD               $          24.63    $  22.15   $  19.42   $  19.38   $  19.30   $  19.02
                                                   -----------------   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.08        0.25       0.38       0.32       0.27       0.38
Net Realized and Unrealized Gain on Investment                 2.57        4.72       4.23       2.17       1.32       1.35
                                                   -----------------   --------   --------   --------   --------   --------
Total from Investment Operations                               2.65        4.97       4.61       2.49       1.59       1.73
                                                   -----------------   --------   --------   --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.08)      (0.36)     (0.29)     (0.28)     (0.29)     (0.36)
Net Realized Gain                                             (2.60)      (2.13)     (1.59)     (2.17)     (1.22)     (1.09)
                                                   -----------------   --------   --------   --------   --------   --------
Total Distributions to Shareholders                           (2.68)      (2.49)     (1.88)     (2.45)     (1.51)     (1.45)
                                                   -----------------   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD                     $          24.60    $  24.63   $  22.15   $  19.42   $  19.38   $  19.30
                                                   -----------------   --------   --------   --------   --------   --------
                                                   -----------------   --------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  10.89%(c)    25.00%    25.18%     15.11%      8.54%     10.02%
Net Assets, End of Period
  (in thousands)                                   $        399,480    $362,603   $330,014   $259,338   $231,306   $202,474
Ratios to Average Net Assets
  Expenses                                                     0.79%(b)     0.80%     0.81%      0.90%      0.90%      0.90%
  Net Investment Income                                        0.68%(b)     1.13%     1.87%      1.74%      1.43%      2.20%
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                        --          --         --       0.01%      0.03%      0.08%
  Portfolio Turnover                                             --          --         --         --      10.00%(a)    60.00%

------------------------
(a) 1994 Portfolio Turnover reflects the period from June 1, 1993 to July 18, 1993. After July 18, 1993, all of the Fund's investable assets were invested in The U.S. Equity Portfolio.

(b) Annualized.

(c) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan U.S. Equity Fund (the "Fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund, prior to its tax-free reorganization on July 18, 1993, to a series of the Trust, operated as a stand-alone mutual fund. Costs related to the reorganization were borne by Morgan Guaranty Trust Company of New York ("Morgan"). This report includes a period which preceded the Fund's reorganization and reflects the operations of the predecessor entity. Prior to January 1, 1998, The Trust's and the Fund's names were The JPM Pierpont Funds and The JPM Pierpont U.S. Equity Fund, respectively.

The Fund invests all of its investable assets in The U.S. Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (44% at November 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Substantially all the Fund's net investment income is declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   e) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the six months ended November 30, 1997, the fee for these services amounted to $5,662.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest (the "Master Portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended November 30, 1997, the fee for these services amounted to $60,728.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For the six months ended November 30, 1997, the fee for these services amounted to $498,790.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
      Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $7,421 for the six months ended November 30, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, the J.P. Morgan Institutional Funds, the Master Portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,500.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                      FOR THE SIX
                                                     MONTHS ENDED      FOR THE FISCAL
                                                   NOVEMBER 30, 1997     YEAR ENDED
                                                      (UNAUDITED)       MAY 31, 1997
                                                   -----------------   --------------
Shares of beneficial interest sold...............         1,483,911        2,669,035
Reinvestment of dividends and distributions......         1,545,040        1,683,473
Shares of beneficial interest redeemed...........        (1,514,798)      (4,528,123)
                                                   -----------------   --------------
Net Increase (Decrease)..........................         1,514,153         (175,615)
                                                   -----------------   --------------
                                                   -----------------   --------------

4. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain covenants of the Agreement. The maximum borrowing under the committment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund and the unaffiliated lenders as parties to the Agreement will have the ability to extend the Agreement and continue their participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of November 30, 1997.

The U.S. Equity Portfolio
Semi-Annual Report November 30, 1997

(unaudited)

(The following pages should be read in conjunction with the J.P. Morgan U.S. Equity Fund
Semi-Annual Financial Statements)

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
COMMON STOCKS (98.0%)
BASIC INDUSTRIES (5.1%)
CHEMICALS (2.5%)
Albemarle Corp...................................      119,500   $   2,980,031
E.I. du Pont de Nemours & Co.....................      151,000       9,144,937
Union Carbide Corp...............................      233,600      10,307,600
                                                                 -------------
                                                                    22,432,568
                                                                 -------------
FOREST PRODUCTS & PAPER (1.4%)
Temple-Inland, Inc...............................      224,900      12,847,412
                                                                 -------------
METALS & MINING (1.2%)
Allegheny Teledyne, Inc..........................      420,672      10,832,304
                                                                 -------------
  TOTAL BASIC INDUSTRIES.........................                   46,112,284
                                                                 -------------

CONSUMER GOODS & SERVICES (23.1%)
AUTOMOTIVE (0.8%)
Goodyear Tire and Rubber Co......................      113,500       6,888,031
                                                                 -------------
BROADCASTING & PUBLISHING (3.6%)
Tele-Communications Inc., Series A+..............      380,329       8,711,911
Tele-Communications TCI Ventures Group+..........      608,871      13,832,788
U.S. West Media Group+...........................      375,100       9,963,594
                                                                 -------------
                                                                    32,508,293
                                                                 -------------
ENTERTAINMENT, LEISURE & MEDIA (2.4%)
International Game Technology....................      515,100      12,877,500
Time Warner, Inc.................................      159,900       9,314,175
                                                                 -------------
                                                                    22,191,675
                                                                 -------------
FOOD, BEVERAGES & TOBACCO (7.4%)
Anheuser Busch Companies, Inc....................      398,400      17,205,900
General Mills, Inc...............................      241,000      17,834,000
Philip Morris Companies, Inc.....................      326,500      14,202,750
Ralston-Ralston Purina Group.....................      196,900      18,311,700
                                                                 -------------
                                                                    67,554,350
                                                                 -------------
HOUSEHOLD PRODUCTS (2.5%)
Procter & Gamble Co..............................      301,260      22,989,904
                                                                 -------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
RETAIL (5.4%)
Circuit City Stores, Inc.........................      313,900   $  10,299,844
Dillard's Inc. - Class A.........................      149,200       5,455,125
Federated Department Stores, Inc.+...............      210,700       9,600,019
Toys 'R' Us, Inc.+...............................      549,400      18,748,275
Wal-Mart Stores, Inc.............................      124,100       4,956,244
                                                                 -------------
                                                                    49,059,507
                                                                 -------------
TEXTILES (1.0%)
Fruit of the Loom, Inc., Class A+................      389,700       9,084,881
                                                                 -------------
  TOTAL CONSUMER GOODS & SERVICES................                  210,276,641
                                                                 -------------

ENERGY (8.0%)
OIL-PRODUCTION (7.5%)
Atlantic Richfield Co............................      142,300      11,597,450
British Petroleum Co. (ADR)......................          980          81,340
Exxon Corp.......................................      293,400      17,897,400
Mobil Corp.......................................      218,000      15,682,375
Tosco Corp.......................................      712,800      23,210,550
                                                                 -------------
                                                                    68,469,115
                                                                 -------------
OIL-SERVICES (0.5%)
Cooper Cameron Corp.+............................       73,700       4,491,094
                                                                 -------------
  TOTAL ENERGY...................................                   72,960,209
                                                                 -------------

FINANCE (15.5%)
BANKING (7.2%)
Chase Manhattan Corp.............................      101,400      11,014,575
First Union Corp.................................      454,300      22,147,125
Fleet Financial Group, Inc.......................      132,700       8,766,494
Providian Financial Corp.........................      306,600      13,509,562
Washington Mutual, Inc...........................      154,900      10,688,100
                                                                 -------------
                                                                    66,125,856
                                                                 -------------
FINANCIAL SERVICES (2.8%)
Federal National Mortgage Association............      308,300      16,282,094
Travelers Group, Inc.............................      190,518       9,621,159
                                                                 -------------
                                                                    25,903,253
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
INSURANCE (3.1%)
AMBAC, Inc.......................................      352,700   $  14,152,087
Marsh & McLennan Companies, Inc..................      187,700      13,971,919
                                                                 -------------
                                                                    28,124,006
                                                                 -------------
REAL ESTATE INVESTMENT TRUSTS (2.4%)
Beacon Properties Corp...........................      214,200       9,639,000
Starwood Lodging Trust...........................      234,900      12,596,512
                                                                 -------------
                                                                    22,235,512
                                                                 -------------
  TOTAL FINANCE..................................                  142,388,627
                                                                 -------------
HEALTHCARE (12.0%)
HEALTH SERVICES (2.9%)
Humana, Inc.+....................................      411,200       9,123,500
United Healthcare Corp...........................      337,900      17,591,919
                                                                 -------------
                                                                    26,715,419
                                                                 -------------
MEDICAL SUPPLIES (1.3%)
Bausch & Lomb, Inc...............................      293,700      11,637,862
                                                                 -------------
PHARMACEUTICALS (7.8%)
Alza Corp.+......................................      322,500       8,606,719
Bristol-Myers Squibb Co..........................       96,600       9,044,175
Crescendo Pharmaceuticals Corp.+.................       16,095         183,081
Forest Laboratories, Inc.+.......................      105,800       4,734,550
Pfizer, Inc......................................      118,600       8,628,150
Schering-Plough Corp.............................      235,800      14,781,712
Warner-Lambert Co................................      182,200      25,485,225
                                                                 -------------
                                                                    71,463,612
                                                                 -------------
  TOTAL HEALTHCARE...............................                  109,816,893
                                                                 -------------

INDUSTRIAL PRODUCTS & SERVICES (7.7%)
BUILDING MATERIALS (0.5%)
Johns Manville Corp..............................      410,400       4,488,750
                                                                 -------------
DIVERSIFIED MANUFACTURING (4.6%)
AlliedSignal, Inc................................      371,200      13,780,800
Cooper Industries, Inc...........................      261,800      13,515,425
Tyco International Ltd...........................      367,646      14,430,105
                                                                 -------------
                                                                    41,726,330
                                                                 -------------
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
ELECTRICAL EQUIPMENT (1.0%)
Anixter International, Inc.+.....................      484,200   $   8,685,337
                                                                 -------------
POLLUTION CONTROL (1.6%)
Waste Management, Inc............................      607,700      14,964,613
                                                                 -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   69,865,030
                                                                 -------------

TECHNOLOGY (15.9%)
AEROSPACE (1.9%)
Boeing Co........................................      170,100       9,036,563
Coltec Industries, Inc.+.........................      354,225       8,257,870
                                                                 -------------
                                                                    17,294,433
                                                                 -------------
COMPUTER PERIPHERALS (2.0%)
EMC Corp.+.......................................      612,400      18,563,375
                                                                 -------------
COMPUTER SOFTWARE (1.1%)
Autodesk, Inc....................................      146,200       5,614,994
Oracle Corp.+....................................      133,300       4,436,391
                                                                 -------------
                                                                    10,051,385
                                                                 -------------
COMPUTER SYSTEMS (4.4%)
International Business Machines Corp.............      149,100      16,335,769
Nextlevel Systems, Inc.+.........................      681,300       9,027,225
Sun Microsystems, Inc.+..........................      403,200      14,502,600
                                                                 -------------
                                                                    39,865,594
                                                                 -------------
ELECTRONICS (5.0%)
Bay Networks, Inc.+..............................      582,900      17,523,431
Cabletron Systems, Inc.+.........................      461,100      10,605,300
Perkin-Elmer Corp................................      130,600       9,084,863
Sensormatic Electronics Corp.....................      538,900       8,757,125
                                                                 -------------
                                                                    45,970,719
                                                                 -------------
SEMICONDUCTORS (1.2%)
General Semiconductor, Inc.+.....................      170,300       1,852,013
Texas Instruments, Inc...........................      178,500       8,791,125
                                                                 -------------
                                                                    10,643,138
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
TELECOMMUNICATIONS-EQUIPMENT (0.3%)
Commscope, Inc.+.................................      227,033   $   2,483,173
                                                                 -------------
  TOTAL TECHNOLOGY...............................                  144,871,817
                                                                 -------------

TRANSPORTATION (1.2%)
RAILROADS (1.2%)
CSX Corp.........................................      203,200      10,629,900
                                                                 -------------

UTILITIES (9.5%)
ELECTRIC (2.2%)
Northern States Power Co.........................      108,100       5,931,988
Southern Co......................................      319,000       7,656,000
Western Resources, Inc...........................      165,200       6,453,125
                                                                 -------------
                                                                    20,041,113
                                                                 -------------
GAS-PIPELINES (1.0%)
Enron Corp.......................................      237,600       9,207,000
                                                                 -------------
TELEPHONE (6.3%)
GTE Corp.........................................      281,500      14,233,344
SBC Communications, Inc..........................      178,500      12,997,031
Sprint Corp......................................      253,200      14,828,025
WorldCom, Inc.+..................................      484,900      15,531,953
                                                                 -------------
                                                                    57,590,353
                                                                 -------------
  TOTAL UTILITIES................................                   86,838,466
                                                                 -------------
  TOTAL COMMON STOCKS
   (COST $736,361,493)...........................                  893,759,867
                                                                 -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  -----------   -------------
CONVERTIBLE BONDS (0.6%)
FINANCE (0.6%)
FINANCIAL SERVICES (0.6%)
Berkshire Hathaway, Inc., Senior Exchangeable
  Notes; 1.00% due 12/03/01. Exchangeable for
  shares of Travelers Group, Inc. Common Stock,
  (cost $3,567,926)..............................  $ 3,800,000   $   5,685,750
                                                                 -------------
TOTAL INVESTMENTS (COST $739,929,419) (98.6%).................
                                                                   899,445,617
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)..................
                                                                    12,892,771
                                                                 -------------
NET ASSETS (100.0%)...........................................   $ 912,338,388
                                                                 -------------
                                                                 -------------

------------------------------
+ Non-income producing security.

Note: Based on the cost of securities of $742,042,594 for Federal Income Tax Purposes at November 30, 1997, the aggregate gross unrealized appreciation and depreciation was $175,876,482 and $18,473,459, respectively, resulting in net unrealized appreciation of $157,403,023.

(ADR) - Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a foreign holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $739,929,419 )          $899,445,617
Receivable for Investments Sold                      13,518,311
Dividends Receivable                                  1,592,618
Interest Receivable                                      18,894
Prepaid Trustees' Fees                                    2,370
Prepaid Expenses and Other Assets                         6,391
                                                   ------------
    Total Assets                                    914,584,201
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     1,785,779
Advisory Fee Payable                                    300,372
Payable to Custodian                                     75,559
Custody Fee Payable                                      44,405
Administrative Services Fee Payable                      22,680
Fund Services Fee Payable                                 3,299
Administration Fee Payable                                  979
Accrued Expenses                                         12,740
                                                   ------------
    Total Liabilities                                 2,245,813
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $912,338,388
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $29,438 )                                                  $ 6,183,001
Interest Income                                                     609,255
                                                                -----------
    Investment Income                                             6,792,256
EXPENSES
Advisory Fee                                       $1,857,873
Administrative Services Fee                           141,388
Custodian Fees and Expenses                            92,643
Professional Fees and Expenses                         22,816
Fund Services Fee                                      17,272
Administration Fee                                     10,478
Trustees' Fees and Expenses                             8,958
Printing Expenses                                       8,458
Insurance Expense                                       1,672
Registration Fees                                         306
Miscellaneous                                              50
                                                   ----------
    Total Expenses                                                2,161,914
                                                                -----------
NET INVESTMENT INCOME                                             4,630,342
NET REALIZED GAIN ON INVESTMENTS                                 93,896,398
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENTS                                                    (2,890,629)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $95,636,111
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED      FOR THE FISCAL
                                                   NOVEMBER 30, 1997     YEAR ENDED
                                                      (UNAUDITED)       MAY 31, 1997
                                                   -----------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      4,630,342    $   11,014,128
Net Realized Gain on Investments                         93,896,398       114,253,160
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                          (2,890,629)       54,102,181
                                                   -----------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                         95,636,111       179,369,469
                                                   -----------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                            96,879,681       205,179,647
Withdrawals                                            (139,437,621)     (244,500,948)
                                                   -----------------   --------------
    Net Decrease from Investors' Transactions           (42,557,940)      (39,321,301)
                                                   -----------------   --------------
    Total Increase in Net Assets                         53,078,171       140,048,168
NET ASSETS
Beginning of Period                                     859,260,217       719,212,049
                                                   -----------------   --------------
End of Period                                      $    912,338,388    $  859,260,217
                                                   -----------------   --------------
                                                   -----------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                   FOR THE PERIOD
                                                        FOR THE          FOR THE FISCAL YEAR       JULY 19, 1993
                                                   SIX MONTHS ENDED         ENDED MAY 31,         (COMMENCEMENT OF
                                                   NOVEMBER 30, 1997   ------------------------    OPERATIONS) TO
                                                      (UNAUDITED)       1997     1996     1995      MAY 31, 1994
                                                   -----------------   ------   ------   ------   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.47%(a)   0.47%   0.46%    0.51%             0.53%(a)
  Net Investment Income                                        1.00%(a)   1.44%   2.20%    2.12%             1.79%(a)
Portfolio Turnover                                               58%       99%      85%      71%               76%+
Average Broker Commissions                                   0.0464    0.0506       --       --                --

------------------------
(a) Annualized.

+ Portfolio turnover is for the twelve month period ended May 31, 1994, and includes the portfolio activity of the Portfolio's predecessor entity, The Pierpont Equity Fund, for the period June 1, 1993 to June 18, 1993.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio commenced operations on July 19, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $209,477,219 on that date from The Pierpont Equity Fund in exchange for a beneficial interest in the Portfolio. At that date, net unrealized appreciation of $12,039,552 was included in the contributed securities. On October 31, 1993, the Portfolio received a contribution of securities and certain assets and liabilities, with a market value and cost of $128,337,342 from the JPM North America Fund, Ltd., in exchange for a beneficial interest in the Portfolio. The Portfolio's investment objective is to provide a high total return from a portfolio of selected equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

   b) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place will be fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
      interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contract. At November 30, 1997, the Portfolio had no open futures contracts.

   c) Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

   e) The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.40% of the Portfolio's average daily net assets. For the six months ended November 30, 1997 this fee amounted to $1,857,873.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended November 30, 1997, the fee for these services amounted to $10,478.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge.This charge is calculated based on the aggregate

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
      average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule:
      0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended November 30, 1997, the fee for these services amounted to $141,388.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $17,272 for the six months ended November 30, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the Master Portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,500.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended November 30, 1997 were as follows:

    COST OF        PROCEEDS
   PURCHASES      FROM SALES
  ------------   ------------
  $513,561,056   $546,402,830

4. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS

     FEDERAL MONEY MARKET FUND

     PRIME MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     EMERGING MARKETS DEBT FUND

     GLOBAL STRATEGIC INCOME FUND

     NEW YORK TOTAL RETURN BOND FUND

     SHORT TERM BOND FUND

     TAX EXEMPT BOND FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     JAPAN EQUITY FUND


FOR MORE INFORMATION ON HOW THE J.P. MORGAN
FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL
J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.


J.P. MORGAN
U.S. EQUITY FUND

SEMI-ANNUAL REPORT
NOVEMBER 30, 1997